UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Units (Representing Limited Partner Interests)	FUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2021, Duffield E. Milkie agreed to resign as Executive Vice President, General Counsel and Corporate Secretary of Cedar Fair Management, Inc. (“Cedar Fair”) effective immediately. Mr. Milkie will remain an employee of Cedar Fair until September 30, 2021, serving in a non-executive role. After September 30, 2021, Mr. Milkie will serve as a non-employee advisor to Cedar Fair through February 24, 2022.

In connection with the foregoing, Mr. Milkie entered into a Transition and Release Agreement with Cedar Fair dated June 8, 2021 (the “Transition Agreement”). Under the Transition Agreement (i) the units under Mr. Milkie’s 2020 Back-Half Incentive Unit Award will fully vest on February 24, 2022 if he provides the services required under the Transition Agreement and complies with the restrictive covenants in his employment agreement, and (ii) Mr. Milkie will receive the severance and benefits set forth in Sections 6.1(b), (d), (e), and (f) of his employment agreement, subject to conditions in the Transition Agreement.

The Transition Agreement is filed as an exhibit to this Current Report on Form 8-K, and the above summary is qualified in its entirety by reference to such exhibit.

As a result of the foregoing, Cedar Fair has appointed Brian C. Witherow, our Executive Vice President and Chief Financial Officer, as agent for service of process in respect of its registration statement on Form S-4 (File No. 333-256555), filed with the Securities and Exchange Commission on May 27. 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit (10.1)	Transition and Release Agreement, dated June 8, 2021, by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and Duffield E. Milkie

Exhibit (104)	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.
By: Cedar Fair Management, Inc., General Partner

Date: June 9, 2021	By:	/s/ Brian C. Witherow
Brian C. Witherow
Executive Vice President and Chief Financial Officer